UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2019

SITO MOBILE, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37535	13-4122844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ		07310
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (201) 984-7085

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amendment”) is being filed to amend the Current Report on Form 8-K initially filed by SITO Mobile, Ltd. (the “Company”) on February 5, 2019 (the “Original Form 8-K”) announcing, among other things, the appointment of Terry Lynn as the Company’s Chief Financial Officer. The sole purpose of this Amendment is to correct the exercise price of the stock option that Mr. Lynn was granted in connection with his employment. This Amendment amends and restates in its entirety only the fourth paragraph in Item 5.02 of the Original Form 8-K, as set forth below. No other changes have been made to the Original Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Offer Letter, Mr. Lynn will also be granted a stock option under the Company’s 2017 Equity Incentive Plan to purchase an aggregate of 250,000 shares (the “Option Shares”) of the Company’s common stock (the “Stock Option”) at an exercise price equal to the closing price of the Company’s common stock on the Start Date. The Stock Option will vest and may be exercised with respect to ¼ of the Option Shares, or 62,500 Option Shares, on the first anniversary of the Start Date, and with respect to an additional 1/48th of the Option Shares, or 5,208.43 shares, each month thereafter, subject to Mr. Lynn’s continued employment with the Company, upon the terms and subject to the conditions set forth in the Company’s 2017 Equity Incentive Plan. Mr. Lynn will also be entitled to participate in the Company’s 401(k) plan and group health insurance plan, including coverage for medical, vision, dental, long-term disability and term life insurance. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete copy of the Offer Letter, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITO MOBILE, LTD.
(Registrant)

Date: February 21, 2019	/s/ William Seagrave
Name: William Seagrave
Title: Chief Operating Officer and Secretary

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